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[Symetra Financial Logo]		First Symetra National Life Insurance Company of New York
					[330 Madison Avenue, 9th Floor | New York, NY 10017 | P 1-800-796-3872]
					[Mailing Address: Ret Svcs - New Business | PO Box 7903 | London, KY 40742-7903]
					[TTY/TDD 1-800-833-6388]

FIRST SYMETRA [FOCUS] VARIABLE ANNUITY APPLICATION
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Owner
All policyholder
correspondence
will be sent to	---------------------------------------------------------------------------------------------
this address.	Name (first, middle initial, last)				SSN/TIN
		---------------------------------------------------------------------------------------------
		Address (number and street, city, state, zip)			Phone No. (include area code)
		---------------------------------------------------------------------------------------------
		Date of Birth			Trust[]		Sex[] M   [] F
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Joint Owner
Optional,
nonqualified 	---------------------------------------------------------------------------------------------
annuities only	Name (first, middle initial, last)				SSN/TIN
		---------------------------------------------------------------------------------------------
		Address (number and street, city, state, zip)			Phone No. (include area code)
		---------------------------------------------------------------------------------------------
		Date of Birth			Trust[]		Sex[] M   [] F
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Annuitant
If different from
the owner(s).
Nonqualifed	---------------------------------------------------------------------------------------------
annuities only.	Name (first, middle initial, last)				SSN/TIN
		---------------------------------------------------------------------------------------------
		Address (number and street, city, state, zip)			Phone No. (include area code)
		---------------------------------------------------------------------------------------------
		Date of Birth			Trust[]		Sex[] M   [] F
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Owner's Beneficiary Designation     In the event of death of owner, surviving joint owner becomes primary beneficiary.
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Beneficiary(ies)	Name (first, middle initial, last)	SSN		Relationship to Owner	Percentage(%)
List any additional	[]P______________________________________________________________________________________________
beneficiaries on a
separate page, signed	[]P
and dated by the 	[]C
owner(s). Percentages
must equal 100%.
P-primary C-contingent
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Plan Type	[] IRA 		[] Roth IRA*				[] Nonqualified 	[] 403(b) TSA
		[] SEP IRA*	[] SIMPLE IRA*

		Initial Purchase Payment $______________		Initial Purchase Payment $__________________
		* First tax year contribution made: Year
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Transfer Information	[] IRC 1035 Exchange    [] Non-Direct Rollover    [] Direct Rollover      [] Direct Transfer
If applicable.	                                                                        (please submit form  LP-1278/NY)
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TSA, SEP and SIMPLE Plans only	Employer Name_________________________________________________________________

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Investment 	Purchase Payments may initially be allocated to the [Fidelity VIP Money Market Portfolio - Service
Instructions	Class 2] and then will be allocated according to your investment instructions below. Use only
		whole percentages and the totals must equal 100%.

Column 1:		Column 2:		Column 3:
Initial 		Subsequent		Scheduled
Purchase Payment	Purchase Payments	Transfers	Investment Options
-----------------------------------------------------------------------------------------



%	%	%	[Fidelity VIP Money Market Portfolio- Service Class 2]
%	%	%	[Fidelity  VIP Index 500]
%	%	%	[Vanguard VIF International Index Portfolio]
%	%	%	[Vanguard VIF REIT Index Portfolio]
%	%	%	[Vanguard VIF Balanced Index Portfolio]
%	%	%	[Vanguard VIF Mid-Cap Index Portfolio]
%	%	%	[Vanguard VIF High Yield Portfolio]
%	%	%	[Vanguard VIF Total Stock Market Portfolio]
%	%	%	[Vanguard VIF Total Bond Market Portfolio]
%	%	%	[Ibbotson VIT Aggressive Growth Asset Allocation]
%	%	%	[Ibbotson VIT Growth Asset Allocation]
%	%	%	[Ibbotson VIT Balanced Asset Allocation
%	%	%	[Ibbotson VIT Income  and Growth Asset Allocation]
%	%	%	[Ibbotson VIT Conservative Asset Allocation]
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Scheduled Transfers	[]	Dollar Cost Averaging: I elect to transfer $_______________ ($500 minimum) from
				the _______________ Sub-Account    monthly []  or quarterly [] to the Sub-Accounts
				listed above in "Column 3: Scheduled Transfers". The minimum amount of transfer into
				a Sub-Account is $50.
			[]	Appreciation Sweep ($10,000 minimum money market account value required): I elect to
				have the appreciation of the [Fidelity VIP Money Market Portfolio - Service Class 2]
				transferred   []  monthly   or   []  quarterly   or
				[] semi-annually or  []   annually to the Sub-Accounts listed above in "Column 3:
				Scheduled Transfers".  Appreciation Sweep cannot be used to transfer money to the
				[Fidelity VIP Money Market Portfolio - Service Class 2].
			[]	Sub-Account Rebalancing ($10,000 minimum contract value required): I elect to
				rebalance the portion of my contract value  []  quarterly   or   []  semiannually
				or   []  annually according to the percentages listed above in "Column 3: Scheduled
				Transfers".
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Optional
Rider			[]  Guaranteed Minimum Death Benefit Age Extension Rider - This extends the guaranteed minimum
			    death benefit to age 95. It is only available at the time of purchase. Once selected, it
			    cannot be revoked. In order to select this rider, the Owner must be under age 75. There is
			    an annual charge for this rider. See the prospectus or Contract for complete details.
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Owner's Statement
and Signatures		Have you received a current prospectus?    [] Yes    [] No
			Do you have any existing life insurance or annuity contracts with this or any other company?
			[] Yes    [] No
			Will this contract replace any existing annuity or insurance contract with this or any other
			company?
			[] Yes (complete the following and submit a New York replacement form)    [] No
			-------------------------------------------------------------------------------------------------

			Company Name 					Contract No.

			-------------------------------------------------------------------------------------------------
			Company Name					Contract No.

			-------------------------------------------------------------------------------------------------
			I declare that the statements and answers on this application are full, complete, and true, to
			the best of my knowledge and belief, and shall form a part of the annuity contract issued hereon.
			I understand and agree that any fees or taxes will be deducted from my purchase payments or
			contract value, as applicable.

			I understand that when benefits are based on investment performance of the Separate Account,
			the dollar amounts of any benefits are on a variable basis and may increase or decrease based on
			the experience of the Separate Account. I understand they cannot be predicted or guaranteed as
			to fixed dollar amount. With this in mind, I believe that the Contract is consistent with my
			financial needs.
			------------------------------------------------------------------------------------------------
			Owner's Signature					Joint Owner's Signature (if applicable)

			------------------------------------------------------------------------------------------------
			Signed at (city, state)					Date

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Agency Statement	To the best of your knowledge does the owner have any existing annuity or life insurance policy
Mail contract 		or contract?

directly to:		[] Yes (complete a New York replacement form)    [] No
[]  Owner
[]  Agent's office	Do you have any reason to believe the annuity applied for will replace or change any existing
    for delivery	annuity or life insurance?
    to owner
			[] Yes (complete a New York replacement form)    [] No

			Did the agent/registered representative present and leave the applicant insurer-approved
			sales material?
			[] Yes    [] No
			Explanation of  how this Contract meets the Owner's financial objectives and risk
			profile: ______________________________________________________________________________________



			_______________________________________________________________________________________________
			I have reviewed the applicant's financial status and objective and find this coverage is
			appropriate for his/her needs.

			_______________________________________________________________________________________________
			Licensed Agent's Signature and Date	Agency Name and Phone No.

			_______________________________________________________________________________________________
			Licensed Agent (print name)	State License No.	Agent No.
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rsa-0003/NY 7/06
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